T:\flh\VCA11s\24F-2cvrltr.doc
                THE PRUDENTIAL SERIES FUND, INC.
                       100 Mulberry Street
                     Gateway Three-9th Floor
                        Newark, NJ  07102





                                        March
30, 1998



Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549

     Re:  The Prudential Variable Contract
Account-11
          Registration No. 2-76581


Ladies and Gentlemen:

     Enclosed please find Form 24F-2 for the
above referenced Fund, for the fiscal period ended December 31, 1997. The enclosed is being filed electronically via the EDGAR System.



                                        Yours
truly,

                                        /s/
Caren Cunningham____
                                        Caren
Cunningham

Secretary


Enclosure